Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Feb. 14, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	NATIONAL HEALTHCARE CORP
Document Type	10-K
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		13,862,738
Entity Public Float			$ 363,000,000
Amendment Flag	false
Entity Central Index Key	0001047335
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Accelerated Filer
Entity Well-known Seasoned Issuer	No
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Net patient revenues	$ 715,489	$ 663,629	$ 621,589
Other revenues	58,048	57,024	51,613
Net operating revenues	773,537	720,653	673,202
Costs and Expenses:
Salaries, wages and benefits	428,672	400,270	370,708
Other operating	198,439	197,016	188,145
Rent	39,736	38,086	37,332
Depreciation and amortization	28,901	27,141	25,429
Interest	443	513	716
Total costs and expenses	696,191	663,026	622,330
Income Before Non-Operating Income	77,346	57,627	50,872
Non-Operating Income	20,533	23,340	16,784
Income Before Income Taxes	97,879	80,967	67,656
Income Tax Provision	(33,807)	(28,272)	(27,607)
Net Income	64,072	52,695	40,049
Dividends to Preferred Stockholders	(8,671)	(8,673)	(8,673)
Net Income Available to Common Stockholders	$ 55,401	$ 44,022	$ 31,376
Earnings Per Common Share:
Basic (in Dollars per share)	$ 4.02	$ 3.22	$ 2.31
Diluted (in Dollars per share)	$ 3.9	$ 3.22	$ 2.31
Weighted Average Common Shares Outstanding:
Basic (in Shares)	13,774,628	13,671,053	13,562,850
Diluted (in Shares)	16,414,023	13,676,476	13,577,676

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Cash and cash equivalents	$ 61,008	$ 28,478
Restricted cash and cash equivalents	50,587	51,992
Marketable securities	85,051	85,116
Restricted marketable securities	83,625	70,877
Accounts receivable, less allowance for doubtful accounts of $3,713 and $3,942, respectively	69,635	77,049
Inventories	7,419	7,853
Prepaid expenses and other assets	1,082	1,251
Federal income tax receivable	3,779
Total current assets	362,186	322,616
Property and Equipment:
Property and equipment, at cost	659,523	640,150
Accumulated depreciation and amortization	(229,872)	(203,758)
Net property and equipment	429,651	436,392
Other Assets:
Deposits	397	302
Goodwill	20,320	20,320
Notes receivable	22,449	23,671
Deferred income taxes	10,167	12,000
Investments in limited liability companies and other	20,502	14,204
Total other assets	73,835	70,497
Total assets	865,672	829,505
Current Liabilities:
Trade accounts payable	9,834	10,947
Accrued payroll	54,063	52,055
Amounts due to third party payors	16,807	17,667
Accrued risk reserves	98,732	105,549
Deferred income taxes	14,526	14,186
Other current liabilities	15,583	17,895
Dividends payable	6,362	5,997
Total current liabilities	215,907	224,296
Long-Term Debt, less Current Portion	10,000	10,000
Other Noncurrent Liabilities	16,244	18,861
Deferred Lease Credits		1,212
Deferred Revenue	11,785	13,990
Commitments, Contingencies and Guarantees
Stockholders’ Equity:
Series A Convertible Preferred Stock; $.01 par value; 25,000,000 shares authorized; 10,838,490 and 10,840,608 shares, respectively, issued and outstanding; stated at liquidation value of $15.75 per share	170,515	170,548
Common stock, $.01 par value; 30,000,000 shares authorized; 13,862,738 and 13,637,258 shares, respectively, issued and outstanding	138	136
Capital in excess of par value	139,183	128,061
Retained earnings	265,198	226,114
Unrealized gains on marketable securities, net of taxes	36,702	36,287
Total stockholders’ equity	611,736	561,146
Total liabilities and stockholders’ equity	$ 865,672	$ 829,505

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful accounts (in Dollars)	$ 3,713	$ 3,942
Series A Convertible Preferred Stock, par value (in Dollars per share)	$ 0.01	$ 0.01
Series A Convertible Preferred Stock, shares authorized	25,000,000	25,000,000
Series A Convertible Preferred Stock, shares issued	10,838,490	10,840,608
Series A Convertible Preferred Stock, shares outstanding	10,838,490	10,840,608
Series A Convertible Preferred Stock, liquidation (in Dollars per share)	$ 15.75	$ 15.75
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	30,000,000	30,000,000
Common stock, shares issued	13,862,738	13,637,258
Common stock, shares outstanding	13,862,738	13,637,258

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows From Operating Activities:
Net income	$ 64,072	$ 52,695	$ 40,049
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,901	27,141	25,429
Provision for doubtful accounts receivable	2,430	2,256	1,121
Equity in earnings of unconsolidated investments	(9,674)	(8,993)	(8,679)
Distributions from unconsolidated investments	10,828	6,462	7,216
Recovery of assets in acquisition of healthcare centers		(3,563)
Gains on sale of marketable securities	(754)	(891)
Deferred income taxes	1,990	3,505	1,380
Stock-based compensation	2,751	321	1,134
Changes in operating assets and liabilities, net of the effect of acquisitions:
Restricted cash and cash equivalents	(7,830)	(2,509)	4,448
Accounts receivable	5,032	(15,817)	7,478
Income tax receivable	(3,779)	3,470	(3,470)
Inventories	434	(372)	(251)
Prepaid expenses and other assets	169	(166)	172
Trade accounts payable	(1,113)	(352)	(2,900)
Accrued payroll	2,008	5,205	(2,331)
Amounts due to third party payors	(860)	(891)	3,023
Other current liabilities and accrued risk reserves	(9,129)	(103)	4,411
Entrance fee deposits	(2,170)	(957)	94
Other noncurrent liabilities	(2,617)	(3,772)	6,826
Deferred income	(35)	(265)
Net cash provided by operating activities	80,654	62,404	85,150
Cash Flows From Investing Activities:
Additions to and acquisitions of property and equipment	(23,597)	(32,838)	(44,064)
Disposals of property and equipment	225	545	384
Acquisition of non-controlling interest in hospice business	(7,500)
Acquisition of homecare business		(14,342)
Investments in notes receivable	(650)		(8,326)
Collections of notes receivable	1,872	1,300	5,017
Decrease in restricted cash and cash equivalents	9,235	47,451	18,025
Purchases of marketable securities	(57,597)	(93,305)	(18,025)
Sale of marketable securities	46,266	43,849
Cash acquired in acquisition of facilities		989
Changes in cash fund in liquidation			7,804
Net cash used in investing activities	(31,746)	(46,351)	(39,185)
Cash Flows From Financing Activities:
Payments on debt			(50,502)
Tax benefit from stock-based compensation	(52)	154	1,566
Dividends paid to preferred stockholders	(8,671)	(8,673)	(8,673)
Dividends paid to common stockholders	(15,952)	(14,780)	(13,508)
Issuance of common shares	8,392	2,655	15,395
Repurchase of common shares		(5,944)
(Increase) decrease in deposits	(95)	21	206
Other		(30)	(460)
Net cash used in financing activities	(16,378)	(26,597)	(55,976)
Net Increase (Decrease) in Cash and Cash Equivalents	32,530	(10,544)	(10,011)
Cash and Cash Equivalents, Beginning of Period	28,478	39,022	49,033
Cash and Cash Equivalents, End of Period	61,008	28,478	39,022
Cash payments for interest	501	658	869
Cash payments for income taxes	40,798	22,969	21,585
Effective December 1, 2010, NHC acquired the assets and assumed certain liabilities of two 120-bed long-term health care centers. The consideration given was first mortgage bonds owned by us.
Real and personal property		(4,873)
Current assets acquired		(1,958)
Current liabilities acquired		1,623
First mortgage revenue bonds		1,645
Gain on recovery of assets		$ 3,563

Consolidated Statements of Stockholders’ Equity (USD $) In Thousands, except Share data	Preferred Stock [Member]	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Net Unrealized Investment Gain (Loss) [Member]	Total
Balance at Dec. 31, 2008	$ 170,555	$ 130	$ 113,580	$ 179,710	$ 16,842	$ 480,817
Balance (in Shares) at Dec. 31, 2008	10,841,062	13,031,696
Net income				40,049		40,049
Unrealized gains on securities					10,238	10,238
Total comprehensive income						50,287
Stock-based compensation			1,134			1,134
Tax benefit from exercise of stock options			1,566			1,566
Other			(801)			(801)
Shares sold - stock purchase plans		7	15,388			15,395
Shares sold - stock purchase plans (in Shares)		686,005
Dividends declared to preferred stockholders				(8,673)		(8,673)
Dividends declared to common stockholders				(13,946)		(13,946)
Balance at Dec. 31, 2009	170,555	137	130,867	197,140	27,080	525,779
Balance (in Shares) at Dec. 31, 2009	10,841,062	13,717,701
Net income				52,695		52,695
Unrealized gains on securities					9,207	9,207
Total comprehensive income						61,902
Stock-based compensation			321			321
Tax benefit from exercise of stock options			154			154
Shares sold - stock purchase plans		1	2,654			2,655
Shares sold - stock purchase plans (in Shares)		102,349
Shares repurchased		(2)	(5,942)			(5,944)
Shares repurchased (in Shares)		(182,900)
Shares issued in conversion of preferred stock to common stock	(7)		7
Shares issued in conversion of preferred stock to common stock (in Shares)	(454)	108
Dividends declared to preferred stockholders				(8,673)		(8,673)
Dividends declared to common stockholders				(15,048)		(15,048)
Balance at Dec. 31, 2010	170,548	136	128,061	226,114	36,287	561,146
Balance (in Shares) at Dec. 31, 2010	10,840,608	13,637,258
Net income				64,072		64,072
Unrealized gains on securities					415	415
Total comprehensive income						64,487
Stock-based compensation			2,751			2,751
Tax benefit from exercise of stock options			(52)			(52)
Shares sold - stock purchase plans		2	8,390			8,392
Shares sold - stock purchase plans (in Shares)		224,969
Shares issued in conversion of preferred stock to common stock	(33)		33
Shares issued in conversion of preferred stock to common stock (in Shares)	(2,118)	511
Dividends declared to preferred stockholders				(8,671)		(8,671)
Dividends declared to common stockholders				(16,317)		(16,317)
Balance at Dec. 31, 2011	$ 170,515	$ 138	$ 139,183	$ 265,198	$ 36,702	$ 611,736
Balance (in Shares) at Dec. 31, 2011	10,838,490	13,862,738

Consolidated Statements of Stockholders’ Equity (Parentheticals) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred Stock [Member]
Preferred stock, price per share	$ 0.8	$ 0.8	$ 0.8
Common Stock [Member]
Common stock, price per share	$ 1.18	$ 1.1	$ 1.02
Accumulated Net Unrealized Investment Gain (Loss) [Member]
Unrealized gains (losses) on securities, tax (in Dollars)	$ 183	$ 5,809	$ 6,148

Note 1 - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Text Block]
Note 1 - Summary of Significant Accounting Policies

Nature of Operations

National HealthCare Corporation ("NHC" of "the Company") operates, manages or provides services to long-term health care centers and associated assisted living centers, retirement centers and home health care and hospice programs located in 11 Southeastern, Northeastern and Midwestern states in the United States.  The most significant part of our business relates to skilled and intermediate nursing care in which setting we provide assisted living and retirement services, hospice care, home health care and rehabilitative therapy services.  The long-term health care environment has continually undergone changes with regard to Federal and state reimbursement programs and other payor sources, compliance regulations, competition among other health care providers and patient care litigation issues.  We continually monitor these industry developments as well as other factors that affect our business.

Principles of Consolidation and Basis of Presentation

The consolidated financial statements which are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) include our wholly owned and controlled subsidiaries and affiliates. Variable interest entities (“VIEs”) in which we have an interest have been consolidated when we have been identified as the primary beneficiary. Investments in ventures in which we have the ability to exercise significant influence but do not have control over are accounted for using the equity method. Equity method investments are initially recorded at cost and subsequently are adjusted for our share of the venture’s earnings or losses and cash distributions.  Our most significant equity method investment is a 64.4% non-controlling ownership interest in Caris Healthcare L.P. (“Caris”), a business that specializes in hospice care services.  Investments in entities in which we lack the ability to exercise significant influence are included in the consolidated financial statements at cost unless there has been a decline in the market value of our investment that is deemed to be other than temporary.  All material intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Net Patient Revenues and Accounts Receivable

Revenues are derived from services rendered to patients for long-term care, including skilled and intermediate nursing, rehabilitation therapy, hospice, assisted living and retirement and home health care services.

Revenues are recorded when services are provided based on established rates adjusted to amounts expected to be received under governmental programs and other third-party contractual arrangements based on contractual terms. These revenues and receivables are stated at amounts estimated by management to be at their net realizable value.

For private pay patients in skilled nursing or assisted living and retirement facilities, we bill in advance for the following month, with the remittance being due on receipt of the statement and generally by the 10th day of the month the services are performed. A portion of the episodic Medicare payments for home health services are also received in advance of the services being rendered.  All advance billings are initially deferred and then are recognized as revenue when the services are performed.

We receive payments from the Medicare program under a prospective payment system ("PPS").  For skilled nursing services, Medicare pays a fixed fee per Medicare patient per day, based on the acuity level of the patient, to cover all post-hospital extended care routine service costs, ancillary costs and capital related costs.

Medicaid program payments for long-term care services are generally based on fixed per diem rates subject to program cost ceilings.

For homecare services, Medicare pays based on the acuity level of the patient and based on episodes of care.  An episode of care is defined as a length of care up to 60 days with multiple continuous episodes allowed. The services covered by the episode payment include all disciplines of care, in addition to medical supplies, within the scope of the home health benefit.  We are allowed to make a request for anticipated payment at the start of care equal to 60% of the expected payment for the initial episode.  The remaining balance due is paid following the submission of the final claim at the end of the episode.  Revenues are recognized when services are provided based on the number of days of service rendered in the episode.  Deferred revenue is recorded for payments received for which the related services have not yet been provided.

Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation.  Noncompliance with such laws and regulations can be subject to regulatory actions including fines, penalties, and exclusion from the Medicare and Medicaid programs.  We believe that we are in material compliance with all applicable laws and regulations.

Medicare program revenues, as well as certain Medicaid program revenues, are subject to audit and retroactive adjustment by government representatives.  The Medicare PPS methodology requires that patients be assigned to Resource Utilization Groups ("RUGs") based on the acuity level of the patient to determine the amount paid to us for patient services.  The assignment of patients to the various RUG categories is subject to post-payment review by Medicare intermediaries or their agents.  In our opinion, adequate provision has been made for any adjustments that may result from these reviews.  Retroactive adjustments are estimated in the recording of revenues in the period the related services are rendered.  Any differences between our original estimates of reimbursements and subsequent revisions are reflected in operations in the period in which the revisions are made often due to final determination or the period of payment no longer being subject to audit or review.  We believe currently that any differences between the net revenues recorded and final determination will not materially affect the consolidated financial statements.  We have made provisions of approximately $16,807,000 as of December 31, 2011 for various Medicare and Medicaid current and prior year cost reports and claims reviews.

Approximately 70% of our net patient revenues are derived from participation in Medicare and Medicaid programs and other government programs.

Other Revenues

As discussed in Note 4 other revenues include revenues from the provision of insurance, management and accounting services to other long-term care providers, and rental income.  Our insurance revenues consist of premiums that are generally paid in advance and then amortized into income as earned over the related policy period.  We charge for management services based on a percentage of net revenues.  We charge for accounting services based on a monthly fee or a fixed fee per bed of the long-term care center under contract.  We generally record other revenues on the accrual basis based on the terms of our contractual arrangements.  However, with respect to management and accounting services revenue from certain long-term care providers, including but not limited to National Health Corporation ("National")  as discussed in Note 4, where collection is not reasonably assured based on insufficient historical collections and the lack of expected future collections, our policy is to recognize income only in the period in which collection is assured and the amounts at question are believed by management to be fixed and determined.

Certain management contracts, including, but not limited to contracts with National, subordinate the payment of management fees earned under those contracts to other expenditures of the long-term care center and to the availability of cash provided by the facility’s operations.  Revenues from management services provided to the facilities that generate insufficient cash flow to pay the management fee, as prioritized under the contractual arrangement, are not recognized until such time as the amount of revenue earned is fixed or determinable and collectability is reasonably assured.  This recognition policy could cause our reported revenues and net income from management services to vary significantly from period to period.

We recognize rental income based on the terms of our operating leases.  Under certain of our leases, we receive contingent rent, which is based on the increase in revenues of a lessee over a base year.  We recognize contingent rent annually or monthly, as applicable, when, based on the actual revenue of the lessee, receipt of such income is assured.  We identify leased real estate properties as nonperforming if a required payment is not received within 30 days of the date it is due.  Our policy related to rental income on non-performing leased real estate properties is to recognize rental income in the period when the income is received.

Non-Operating Income

As discussed in Note 5, non-operating income includes equity in earnings of unconsolidated investments, dividends and other realized gains and losses on securities, interest income, and other miscellaneous non-operating income.

Provision for Doubtful Accounts

We evaluate the collectability of our accounts receivable based on factors such as payor type, historical collection trends and aging categories.  We review these factors and determine an estimated provision for doubtful accounts.  Historically, bad debts have resulted primarily from uncollectible private balances or from uncollectible coinsurance and deductibles.  Receivables that are deemed to be uncollectible are written off against the allowance.  The allowance for doubtful accounts balance is assessed on a quarterly basis, with changes in estimated losses being recorded in the consolidated statements of income in the period first identified.

The Company includes provisions for doubtful accounts in operating expenses in its consolidated statements of income.  The provisions for doubtful accounts were $2,430,000, $2,256,000, and $1,121,000 for 2011, 2010 and 2009, respectively.

Property and Equipment

Property and equipment are recorded at cost.  Depreciation is provided by the straight-line method over the expected useful lives of the assets estimated as follows:  buildings and improvements, 20-40 years and equipment and furniture, 3-15 years.  The provision for depreciation and amortization includes the amortization of properties under capital leases.

Leasehold improvements attached to properties owned by NHI are amortized over periods that do not exceed the non-cancelable respective lease terms using the straight-line method.

Expenditures for repairs and maintenance are charged against income as incurred.  Betterments, which significantly extend the useful life, are capitalized.  We remove the costs and related allowances for accumulated depreciation or amortization from the accounts for properties sold or retired, and any resulting gains or losses are included in income.

In accordance with Accounting Standards Certification ("ASC") Topic 360, Property, Plant, and Equipment, we evaluate the recoverability of the carrying values of our properties on a property by property basis.  We review our properties for recoverability when events or circumstances, including significant physical changes in the property, significant adverse changes in general economic conditions, and significant deteriorations of the underlying cash flows of the property, indicate that the carrying amount of the property may not be recoverable.  The need to recognize an impairment is based on estimated future undiscounted cash flows from a property over the remaining useful life compared to the carrying value of that property.  If recognition of an impairment is necessary, it is measured as the amount by which the carrying amount of the property exceeds the estimated fair value of the property.

Mortgage and Other Notes Receivable

In accordance with ASC Topic 310, Receivables, NHC evaluates the carrying values of its mortgage and other notes receivable on an instrument by instrument basis.  On a quarterly basis, NHC reviews its notes receivable for recoverability when events or circumstances, including the non-receipt of contractual principal and interest payments, significant deteriorations of the financial condition of the borrower and significant adverse changes in general economic conditions, indicate that the carrying amount of the note receivable may not be recoverable.  If necessary, an impairment is measured as the amount by which the carrying amount exceeds the discounted cash flows expected to be received under the note receivable or, if foreclosure is probable, the fair value of the collateral securing the note receivable.

Investments in Marketable Securities and Restricted Marketable Securities

Our investments in marketable securities and restricted marketable securities include available for sale securities, which are recorded at fair value.  Unrealized gains and losses on available for sale securities that are deemed temporary are recorded as a separate component of stockholders’ equity.  If any adjustment to fair value reflects a significant decline in the value of the security, we consider all available evidence to evaluate the extent to which the decline is "other than temporary".  Credit losses are identified when we do not expect to receive cash flows sufficient to recover the amortized cost basis of a security.  In the event of a credit loss, only the amount associated with the credit loss is recognized in earnings, with the amount of loss relating to other factors recorded as a separate component of stockholders’ equity.

Goodwill

The Company accounts for goodwill under ASC Topic 350, Intangibles – Goodwill and Other.  Under the provisions of this guidance, goodwill and intangible assets with indefinite useful lives are not amortized but are subject to impairment tests based on their estimated fair value. Unamortized goodwill is continually reviewed for impairment in accordance with ASC.  The Company performs its annual impairment assessment on the first day of the fourth quarter.

Income Taxes

We utilize ASC Topic 740, Income Taxes, which requires an asset and liability approach for financial accounting and reporting for income taxes.  Under this guidance, deferred tax assets and liabilities are determined based upon differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax laws that will be in effect when the differences are expected to reverse.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  See Note 13 for further discussion of our accounting for income taxes.

Also under ASC Topic 740, Income Taxes, tax positions are evaluated for recognition using a more-than-likely-than-not threshold, and those tax positions requiring recognition are measured at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information.  Liabilities for income tax matters include amounts for income taxes, applicable penalties, and interest thereon and are the result of the potential alternative interpretations of tax laws and the judgmental nature of the timing of recognition of taxable income.

Concentration of Credit Risks

Our credit risks primarily relate to cash and cash equivalents, restricted cash, accounts receivable, marketable securities, restricted marketable securities and notes receivable.  Cash and cash equivalents are primarily held in bank accounts and overnight investments.  Restricted cash is primarily invested in commercial paper and certificates of deposit with financial institutions and other interest bearing accounts.  Accounts receivable consist primarily of amounts due from patients (funded through Medicare, Medicaid, other contractual programs and through private payors) and from other health care companies for management, accounting and other services.  We perform continual credit evaluations of our clients and maintain allowances for doubtful accounts on these accounts receivable.  Marketable securities and restricted marketable securities are held primarily in accounts with brokerage institutions.  Notes receivable relate primarily to secured loans with health care facilities (recorded as notes receivable in the consolidated balance sheets) as discussed in Note 11.

At any point in time we have funds in our operating accounts and restricted cash accounts that are with third party financial institutions.  These balances in the U.S. may exceed the Federal Deposit Insurance Corporation (FDIC) insurance limits.  While we monitor the cash balances in our operating accounts, these cash and restricted cash balances could be impacted if the underlying financial institutions fail or could be subject to other adverse conditions in the financial markets.

Our financial instruments, principally our notes receivable, are subject to the possibility of loss of the carrying values as a result of the failure of other parties to perform according to their contractual obligations.  We obtain various collateral and other protective rights, and continually monitor these rights in order to reduce such possibilities of loss.  We evaluate the need to provide reserves for potential losses on our financial instruments based on management's periodic review of the portfolio on an instrument by instrument basis.  See Note 11 for additional information on the notes receivable.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with an original maturity of three months or less when purchased.

Restricted Cash and Restricted Marketable Securities

Restricted cash and restricted marketable securities primarily represent assets that are held by our wholly-owned limited purpose insurance companies for workers' compensation and professional liability claims.

Inventories

Inventories consist generally of food and supplies and are valued at the lower of cost or market, with cost determined on a first-in, first-out (FIFO) basis.

Other Current Liabilities

Other current liabilities primarily represent accruals for current federal and state income taxes, real estate taxes and other current liabilities.

Accrued Risk Reserves

We are principally self-insured for risks related to employee health insurance and utilize wholly-owned limited purpose insurance companies for workers’ compensation and professional liability claims.  Accrued risk reserves primarily represent the accrual for risks associated with employee health insurance, workers’ compensation and professional liability claims.  The accrued risk reserves include a liability for unpaid reported claims and estimates for incurred but unreported claims.  Our policy with respect to a significant portion of our workers’ compensation and professional and general liability claims is to use an actuary to estimate our exposure for claims obligation (for both asserted and unasserted claims).  Our health insurance reserve is based on our known claims incurred and an estimate of incurred but unreported claims determined by our analysis of historical claims paid.  We reassess our accrued risk reserves on a quarterly basis, with changes in estimated losses being recorded in the consolidated statements of income in the period first identified.

Stock-Based Compensation

Stock-based awards granted include stock options, restricted stock units, and stock purchased under our employee stock purchase plan.  Stock-based compensation cost is measured at the grant date, based on the fair value of the awards, and is recognized as expense over the requisite service period only for those equity awards expected to vest.

The fair value of the restricted stock units is determined based on the stock price on the date of grant. We estimated the fair value of stock options and stock purchased under our employee stock purchase plan using the Black-Scholes model. This model utilizes the estimated fair value of common stock and requires that, at the date of grant, we use the expected term of the grant, the expected volatility of the price of our common stock, risk-free interest rates and expected dividend yield of our common stock. The fair value is amortized on a straight-line basis over the requisite service periods of the awards.

Deferred Lease Credits

Deferred lease credits include amounts being amortized to properly reflect expenses on a straight line basis under the terms of our existing lease agreements.

Other Noncurrent Liabilities

Other noncurrent liabilities include reserves primarily related to various uncertain income tax positions (see Note 13).

Deferred Revenue

Deferred revenue includes the deferred gain on the sale of assets to National (as discussed in Note 3), certain amounts related to episodic payments received by our home health care providers in advance of providing services (as discussed in Note 1) and entrance fees that have been and are currently being received upon reservation and occupancy of retirement center units for a continuing care retirement community we own.  In accordance with ASC Topic 954-430, Health Care Entities – Deferred Revenue, the estimated amount of entrance fees that are expected to be refunded to current residents should be recorded as deferred revenue.  According to our entrance fee contracts, a portion of the entrance fees are refundable (90%) only after a contract holder’s unit has been resold. The amounts received from new residents in excess of the amounts to be paid to previous residents are deferred and amortized over the estimated life of the facility.  The non-refundable portion (10%) is being recognized over the remaining life expectancies of the residents.

Comprehensive Income

ASC Topic 220, Comprehensive Income, requires that changes in the amounts of certain items, including unrealized gains and losses on certain securities, be shown in the consolidated financial statements as comprehensive income.  We report our comprehensive income in the consolidated statements of stockholders’ equity.

Segment Disclosures

ASC Topic 280, Segment Reporting, establishes standards for the way that public business enterprises report information about operating segments in annual and interim financial reports issued to stockholders.  Management believes that substantially all of our operations are part of the long-term health care industry segment. Our operations outside of the long-term health care industry segment are not material.  See Note 4 for a detail of other revenues provided within the long-term health care industry segment.  Information about the costs and expenses associated with each of the components of other revenues is not separately identifiable.

New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-08, which is included in the Codification under ASC 350, “Intangibles – Goodwill and Other.”  The revised standard is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary.  This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted.  We believe this adoption will not have a material impact on the Company’s consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, which is included in the Codification under ASC 220, “Comprehensive Income.”  This updated guidance requires that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  This standard is required to be applied retrospectively and is effective for fiscal years beginning after December 15, 2011, and will be adopted by the Company in the first quarter of 2012.  The Company has not yet determined which method it will elect upon adoption.

In May 2011, the FASB issued ASU No. 2011-04, which is included in the Codification under ASC 820, “Fair Value Measurement.”  The amendments in this update result in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS).  The amendments are effective for fiscal years beginning after December 15, 2011, and will be adopted by the Company in the first quarter of 2012.  We believe this adoption will not have a material impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU No. 2010-29, which is included in the Codification under ASC 805, “Business Combinations.” This update provides guidance on the disclosure of supplemental pro forma information for business combinations. This guidance became effective for our interim and annual reporting periods beginning January 1, 2011. The adoption of this guidance did not have a material impact on our consolidated financial statements.

Also in December 2010, the FASB issued ASU No. 2010-28, which is included in the Codification under ASC 350, “Intangibles – Goodwill and Other.” This update provides guidance on applying the goodwill impairment test for reporting units with zero or negative carrying amounts. This guidance became effective for our interim and annual reporting periods beginning January 1, 2011. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In August 2010, the FASB issued ASU No. 2010-24, which is included in the Codification under ASC 954, “Health Care Entities.”  This update provides clarification to companies in the healthcare industry on the accounting for professional liability and workers’ compensation insurance.  This update states that receivables related to insurance recoveries should not be netted against the related claim liability and such claim liabilities should be determined without considering insurance recoveries.  This guidance became effective for our interim and annual reporting periods beginning January 1, 2011.  The adoption of this guidance did not have a material impact on our consolidated financial statements.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company’s consolidated financial position or results of operations.

Note 2 - Relationship with National Health Investors, Inc.	12 Months Ended
Dec. 31, 2011
Relationship With National Health Investers Inc
Note 2 - Relationship with National Health Investors, Inc.

In 1991, we formed National Health Investors, Inc. ("NHI") as a wholly-owned subsidiary.  We then transferred to NHI certain healthcare facilities owned by NHC and distributed the shares of NHI to NHC’s stockholders.  The distribution had the effect of separating NHC and NHI into two independent public companies.  As a result of the distribution, all of the outstanding shares of NHI were distributed to the then NHC investors.  NHI is listed on the New York Stock Exchange under the symbol NHI.

Leases

On October 17, 1991, concurrent with our conveyance of real property to NHI, we leased from NHI the real property of certain health care centers.  At December 31, 2011, we lease the real property of 34 long-term health care centers, six assisted living centers and three independent living centers.

A 15-year lease extension began on January 1, 2007, and includes three additional five-year renewal options, each at fair market value.  Under the terms of the lease, base rent for 2007 totaled $33,700,000 with rent thereafter escalating by 4% of the increase in facility revenue over a 2007 base year.  The percentage rent is based on a quarterly calculation of revenue increases and is payable on a quarterly basis.  Percentage rent for 2011, 2010, and 2009 was approximately $2,969,000, $1,122,000, and $757,000, respectively.

Each lease with NHI is a "triple net lease" under which we are responsible for paying all taxes, utilities, insurance premium costs, repairs and other charges relating to the ownership of the facilities.  We are obligated at our expense to maintain adequate insurance on the facilities' assets.

We have a right of first refusal with NHI to purchase any of the properties transferred from us should NHI receive an offer from an unrelated party during the term of the lease or up to 180 days after termination of the related lease.

As part of our lease with NHI, we lease four Florida long-term care centers that we sublease to four separate corporations, none of which we own or control.

Base rent expense to NHI was $33,700,000 in 2011.  At December 31, 2011, the approximate future minimum base rent to be paid by us on non-cancelable operating leases with NHI are as follows:

	Total Commitments Including Florida Facilities	Total Commitments Excluding Florida Facilities
2012	$33,700,000	$28,948,000
2013	33,700,000	28,948,000
2014	33,700,000	28,948,000
2015	33,700,000	28,948,000
2016	33,700,000	33,700,000
Thereafter	168,500,000	168,500,000

Investment in NHI Common Stock

At December 31, 2011 and 2010, we own 1,630,642 shares (or 5.9%) of NHI’s outstanding common stock.  We account for our investment in NHI common stock as available for sale marketable securities in accordance with the provisions of ASC Topic 320, Investments.

Note 3 - Relationship with National Health Corporation	12 Months Ended
Dec. 31, 2011
Relationship With National Health Corporation
Note 3 - Relationship with National Health Corporation

National Health Corporation, which is wholly-owned by the National Health Corporation Leveraged Employee Stock Ownership Plan ("ESOP"), was formed in 1986 and is our administrative services affiliate and contractor.  As discussed below, all of the personnel conducting our business, including our executive management team, are employees of National and have ownership interests in National only through their participation as employees in the ESOP.

Management Contracts

We currently manage five long-term health care centers for National under a management contract.  We manage the centers for management fees that are comparable to those in the industry.  The management contract has been extended until January 20, 2018.  See Note 4 for additional information regarding management fees recognized from National.

Financing Activities

During 1991, we borrowed $10,000,000 from National.  The term note payable currently requires quarterly interest payments at the prime rate minus .85 percent.  The entire principal is due at maturity in 2018.

In conjunction with our management contract, we have entered into a line of credit arrangement whereby we may have amounts due from National from time to time.  The maximum loan commitment under the line of credit is $2,000,000.  The interest rate on the line of credit is prime plus one percent and the final maturity is January 20, 2018.  At December 31, 2011, National did not have an outstanding balance on the line of credit.

The maximum line of credit commitment amount of $2,000,000 is also the amount of a deferred gain that has been outstanding since NHC sold certain assets to National in 1988.  The amount of the deferred gain is expected to remain deferred until the management contract with National expires, currently scheduled in January 2018.  The deferred gain is included in deferred revenue in the consolidated balance sheets.

Payroll and Related Services

The personnel conducting our business, including our executive management team, are employees of National and have ownership interests in National only through their participation in the ESOP.  National provides payroll services to NHC, provides employee fringe benefits, and maintains certain liability insurance.  We pay to National all the costs of personnel employed for our benefit, as well as an administrative fee equal to 1% of payroll costs.  Such costs of personnel totaling approximately $428,672,000, $400,270,000, and $370,708,000 for 2011, 2010 and 2009 respectively, are reflected as salaries, wages and benefits in the accompanying consolidated statements of income.  The administrative fee paid to National for 2011, 2010, and 2009 was $3,608,000, $3,299,000, and $3,195,000, respectively.  National owes us $6,933,000 and $10,867,000 at December 31, 2011 and 2010, respectively, as a result of the differences between interim payments for payroll and benefits services costs made during the current and previous years and such actual costs.  The amounts are included in accounts receivable in the consolidated balance sheets.

National’s Ownership of Our Stock

At December 31, 2011 and 2010, National owns 1,271,147 shares (or approximately 9.2%) of our outstanding common stock and 1,271,147 shares (or approximately 11.7%) of our outstanding preferred stock.

Consolidation Considerations

Because of the contractual and management relationships between NHC and National as described in this note above, we have considered whether National should be consolidated by NHC under the guidance provided in ASC Topic 810, Consolidation.  We do not consolidate National because (1) NHC does not have any obligation or rights (current or future) to absorb losses or to receive benefits from National.  The ESOP participants bear the current and future financial gain or burden of National, (2) National’s equity at risk is sufficient to finance its activities without past or future subordinated support from NHC or other parties, and (3) the equity holders of National (that is collectively the ESOP, its trustees, and the ESOP participants) possess the characteristics of a controlling financial interest, including voting rights that are proportional to their economic interests.  Supporting the assertions above is the following:  (1) substantive independent trustees are appointed for the benefit of the ESOP participants when decisions must be made that may create the appearance of a conflict of interest between NHC and the ESOP, and (2) National was designed, formed and is operated for the purpose of creating variability and passing that variability along to the ESOP participants—that is, to provide retirement benefits and value to the employees of NHC and NHC’s affiliates.  NHC does not have a variable interest in National as a whole.

The contractual and management relationships between NHC and National are with certain nursing centers that are substantially less than 50% of the fair value of the total assets of National.

Note 4 - Other Revenues	12 Months Ended
Dec. 31, 2011
Other Revenues [Text Block]
Note 4 - Other Revenues

Other revenues are outlined in the table below.  Revenues from insurance services include premiums for workers’ compensation and professional liability insurance policies that our wholly-owned limited purpose insurance subsidiaries have written for certain long-term health care centers to which we provide management or accounting services. Revenues from management and accounting services include management and accounting fees provided to managed and other long-term health care centers.  Revenues from rental income include health care real estate properties owned by us and leased to third party operators. Other revenues include miscellaneous health care related earnings.

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Insurance services	$15,657	$17,068	$14,560
Management and accounting service fees	21,510	20,897	17,845
Rental income	19,124	17,375	17,745
Other	1,666	1,684	1,463
	$58,048	$57,024	$51,613

Management Fees from National

We have managed long-term care centers for National since 1988, and we currently manage five centers.  See Note 3 regarding our relationship with National.

During 2011, 2010 and 2009, National paid and we recognized approximately $3,539,000, $3,982,000, and $1,200,000, respectively, of management fees and interest on management fees, which amounts are included in management and accounting service fees.  Unrecognized and unpaid management fees from National total $21,289,000, $21,320,000, and $21,890,000 at December 31, 2011, 2010 and 2009, respectively.  We have recognized approximately $34,224,000 of management fees and interest from these centers since 1988.

The unpaid fees from these five centers, because the amount collectable could not be reasonably determined when the management services were provided, and because we cannot estimate the timing or amount of expected future collections, will be recognized as revenues only when the collectability of these fees can be reasonably assured.  Under the terms of our management agreement with National, the payment of these fees to us may be subordinated to other expenditures of the five long-term care centers.  We continue to manage these centers so that we may be able to collect our fees in the future and because the incremental savings from discontinuing services to a center may be small compared to the potential benefit.  We may receive payment for the unrecognized management fees in whole or in part in the future only if cash flows from the operating and investing activities of centers or proceeds from the sale of the centers are sufficient to pay the fees.  There can be no assurance that such future improved cash flows will occur.

Management Fees from Other Nursing Centers

We continue to manage eight long-term health centers (excluding the five National centers) for third-party owners where the management fees are recognized only when realized.  During 2011, 2010, and 2009, we recognized $2,874,000, $1,678,000, and $1,035,000, respectively, of management fees and interest from these eight long-term care centers.  Unrecognized and unpaid management fees from these centers total $7,225,000, $7,613,000, and $7,026,000 at December 31, 2011, 2010, and 2009, respectively.  We have recognized approximately $8,634,000 of management fees and interest from these centers since 2005.

           The unpaid fees from these eight centers, because of insufficient historical collections and the lack of expected future collections, will be recognized as revenues only when the collectability of the fees can be reasonably assured.  Under the terms of our management agreements, the payment of these fees to us may be subordinated to other expenditures of each of the long-term care providers.  We continue to manage these centers so that we may be able to collect our fees in the future and because the incremental savings from discontinuing services to a center may be small compared to the potential benefit.  We may receive payment for the unrecognized and uncollected management fees in whole or in part in the future only if cash flows from operating and investing activities of the centers or proceeds from the sale of the centers are sufficient to pay the fees.  There can be no assurance that such future improved cash flows will occur.

Rental Income

In 2007, NHC acquired all of the net assets of National Health Realty, Inc., which was a health care real estate investment trust.  The properties acquired in the acquisition are the properties that have generated the majority of the rental income for NHC for the years ended December 31, 2011, 2010, and 2009.  The health care properties currently owned and leased to third party operators include nine skilled nursing facilities and four assisted living communities.  Effective January 1, 2011, we renewed the rental agreements for a five year period ending on December 31, 2015.

Note 5 - Non-Operating Income	12 Months Ended
Dec. 31, 2011
Non Operating Income [Text Block]
Note 5 – Non-Operating Income

Non-operating income is outlined in the table below.  Non-operating income includes equity in earnings of unconsolidated investments, dividends and other realized gains and losses on securities, interest income, and other miscellaneous non-operating income.  Our most significant equity method investment is a 64.4% non-controlling ownership interest in Caris HealthCare L.P. ("Caris"), a business that specializes in hospice care services.  See Note 16 for additional disclosure regarding Caris.  See Note 17 for disclosure regarding the acquisition of additional non-controlling partnership interest in Caris and other acquisitions of healthcare businesses.

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Equity in earnings of unconsolidated investments	$9,674	$8,993	$8,679
Dividends and other net realized gains and losses on sales of securities	5,875	5,404	4,409
Interest income	4,984	5,380	3,696
Recovery of assets in acquisition of healthcare centers	–	3,563	–
	$20,533	$23,340	$16,784

Note 6 - Other Operating Expenses	12 Months Ended
Dec. 31, 2011
Other Operating Expenses [Text Block]
Note 6 – Other Operating Expenses

Other operating expenses include the costs of care and services that we provide to the residents of our facilities and the costs of maintaining our facilities.  Our primary patient care costs include drugs, medical supplies, purchased professional services, food, professional insurance and licensing fees.  The primary facility costs include utilities and property insurance.

Note 7 - Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Text Block]
Note 7 - Earnings Per Share

We compute earnings per share using the two-class method.  Under the two-class method, earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding for the period.

The following table summarizes the earnings and the weighted average number of common shares used in the calculation of basic and diluted earnings per share.

	Year Ended December 31,
	2011	2010	2009
	(dollars in thousands, except share and per share amounts)
Basic:
Weighted average common shares outstanding	13,774,628	13,671,053	13,562,850
Net income	$64,072	$52,695	$40,049
Dividends to preferred stockholders	8,671	8,673	8,673
Net income available to common stockholders	$55,401	$44,022	$31,376
Earnings per common share, basic	$4.02	$3.22	$2.31

Diluted:
Weighted average common shares outstanding	13,774,628	13,671,053	13,562,850
Dilutive effect of stock options	9,934	3,237	14,826
Dilutive effect of restricted stock	6,009	2,186	–
Convertible preferred stock	2,623,452	–	–
Assumed average common shares outstanding	16,414,023	13,676,476	13,577,676

Net income available to common stockholders	$55,401	$44,022	$31,376
Add dilutive preferred stock dividends for effect of assumed conversion of preferred stock	8,671	–	–

Net income for diluted earnings per common share	$64,072	$44,022	$31,376
Earnings per common share, diluted	$3.90	$3.22	$2.31

Excluded in the above table are 1,420,620; 235,620; and 337,305 shares associated with stock options for 2011, 2010, and 2009, respectively, due to their antidilutive impact.  Also excluded are -0-; 2,623,861; and 2,623,971 potential common shares for 2011, 2010, and 2009, respectively, issuable upon the conversion of preferred stock due to their antidilutive impact.

Note 8 - Investments in Marketable Securities	12 Months Ended
Dec. 31, 2011
Investments in Debt and Marketable Equity Securities (and Certain Trading Assets) Disclosure [Text Block]
Note 8 - Investments in Marketable Securities

Our investments in marketable securities include available for sale securities.  Realized gains and losses from securities sales are determined on the specific identification of the securities.

Marketable securities and restricted marketable securities consist of the following:

	December 31, 2011		December 31, 2010
(in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Investments available for sale:
Marketable equity securities	$30,176	$85,051	$29,604	$85,116
Restricted investments available for sale:
Corporate debt securities	33,426	34,074	28,683	29,182
Commercial mortgage-backed securities	33,275	33,904	26,282	26,866
U.S. Treasury securities	7,778	8,070	8,192	8,030
U.S. government sponsored enterprise securities	-	-	2,340	2,423
State and municipal securities	7,270	7,577	4,348	4,376
	$111,925	$168,676	$99,449	$155,993

Included in the available for sale marketable equity securities are the following:

(in thousands, except share amounts)

	December 31, 2011			December 31, 2010
	Shares	Cost	Fair Value	Shares	Cost	Fair Value
NHI Common Stock	1,630,642	$24,734	$71,716	1,630,642	$24,734	$73,412

The amortized cost and estimated fair value of debt securities classified as available for sale, by contractual maturity, are as follows:

	December 31, 2011		December 31, 2010
(in thousands)	Cost	Fair Value	Cost	Fair Value
Maturities:
Within 1 year	$5,280	$5,298	$3,551	$3,562
1 to 5 years	44,923	45,734	46,461	47,340
6 to 10 years	21,993	22,768	18,313	18,454
Over 10 years	9,553	9,825	1,520	1,521
	$81,749	$83,625	$69,845	$70,877

 Gross unrealized gains related to available for sale securities are $57,138,000 and $56,911,000 as of December 31, 2011 and 2010, respectively.  Gross unrealized losses related to available for sale securities were $387,000 and $367,000 as of December 31, 2011 and 2010, respectively.

Proceeds from the sale of investments in marketable securities during the years ended December 31, 2011, 2010 and 2009 were $46,266,000, $43,849,000, and $-0-, respectively.  Gross investment gains of $754,000, $891,000, and so were realized on these sales during the years ended December 31, 2011, 2010 and 2009, respectively.

Note 9 - Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Text Block]

Note 9 – Fair Value Measurements

The accounting standard for fair value measurements provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements.  Fair value is defined as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date.  This accounting standard establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs, where available.  The following summarizes the three levels of inputs that may be used to measure fair value:

Level 1 – The valuation is based on quoted prices in active markets for identical instruments.

Level 2 – The valuation is based on observable inputs such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

Level 3 – The valuation is based on unobservable inputs that are supported by minimal or no market activity and that are significant to the fair value of the instrument.  Level 3 valuations are typically performed using pricing models, discounted cash flow methodologies, or similar techniques that incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument, or valuations that require significant management judgment or estimation.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

Valuation of Marketable Securities

The Company determines fair value for marketable securities with Level 1 inputs through quoted market prices.  The Company determines fair value for marketable securities with Level 2 inputs through broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.  Our Level 2 marketable securities have been initially valued at the transaction price and subsequently valued, at the end of each month, typically utilizing third party pricing services or other market observable data.  The pricing services utilize industry standard valuation models, including both income and market based approaches and observable market inputs to determine value.  These observable market inputs include reportable trades, benchmark yields, credit spreads, broker/dealer quotes, bids, offers, and other industry and economic events.

We validated the prices provided by our broker by reviewing their pricing methods, obtaining market values from other pricing sources, analyzing pricing data in certain instances and confirming that the relevant markets are active.  After completing our validation procedures, we did not adjust or override any fair value measurements provided by our broker as of December 31, 2011 and 2010.  We did not have any transfers of assets between Level 1 and Level 2 of the fair value measurement hierarchy during the twelve months ended December 31, 2011.

Other

The carrying amounts of cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, and accounts payable approximate fair value due to their short-term nature.  The estimated fair value of notes receivable approximates the carrying value based principally on their underlying interest rates and terms, maturities, collateral and credit status of the receivables.  Our long-term debt approximates fair value due to variable interest rates.  At December 31, 2011 and 2010, there were no material differences between the carrying amounts and fair values of NHC’s financial instruments.

           The following table summarizes fair value measurements by level at December 31, 2011 and December 31, 2010 for assets and liabilities measured at fair value on a recurring basis (in thousands):

	Fair Value Measurements Using
December 31, 2011	Fair Value	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$61,008	$61,008	$–	$–
Restricted cash and cash equivalents	50,587	50,587	–	–
Marketable equity securities	85,051	85,051	–	–
Corporate debt securities	34,074	–	34,074	–
Commercial mortgage-backed securities	33,904	–	33,904	–
U.S. Treasury securities	8,070	8,070	–	–
State and municipal securities	7,577	–	7,577	–
Total financial assets	$280,271	$204,716	$75,555	$–

	Fair Value Measurements Using
December 31, 2010	Fair Value	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$28,478	$28,478	$–	$–
Restricted cash and cash equivalents	51,992	51,992	–	–
Marketable equity securities	85,116	85,116	–	–
Corporate debt securities	29,182	–	29,182	–
Commercial mortgage-backed securities	26,866	–	26,866	–
U.S. Treasury securities	8,030	8,030	–	–
U.S. government sponsored enterprise securities	2,423	–	2,423	–
State and municipal securities	4,376	–	4,376	–
Total financial assets	$236,463	$173,616	$62,847	$–

Note 10 - Property and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment Disclosure [Text Block]
Note 10 - Property and Equipment

Property and equipment, at cost, consists of the following:

	December 31,
	2011	2010
	(in thousands)
Land	$47,195	$47,195
Leasehold improvements	88,204	85,419
Buildings and improvements	390,973	371,599
Furniture and equipment	123,613	116,909
Construction in progress	9,538	19,028
	659,523	640,150
Less: Accumulated Depreciation	(229,872)	(203,758)
	$429,651	$436,392

Note 11 - Notes Receivable	12 Months Ended
Dec. 31, 2011
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
Note 11 - Notes Receivable

We have notes receivable from managed and other long-term health care centers totaling $22,449,000 and $23,671,000 at December 31, 2011 and 2010, respectively.  The notes are first and second mortgages with interest rates ranging from prime plus 2% to 10.5% fixed rate with periodic payments required prior to maturity.  The notes mature in the years from 2012 through 2016.  The proceeds of the notes were used by the long-term health care centers for construction costs, development costs incurred during construction, and working capital.

Note 12 - Long-Term Debt and Commitments	12 Months Ended
Dec. 31, 2011
Long-term Debt [Text Block]
Note 12 - Long-Term Debt and Commitments

Long-Term Debt

Long-term debt consists of the following (dollars in thousands):

	Weighted Average		Long-Term Debt December 31,
	Interest Rate	Maturities	2011	2010
Revolving Credit Facility, interest payable monthly	Variable, 0.8%	2012	$–	$–

Unsecured term note payable to National, interest payable quarterly, principal payable at maturity	Variable, 2.8%	2018	10,000	10,000
			10,000	10,000
Less current portion			–	–
			$10,000	$10,000

$75,000,000 Revolving Credit Agreement

 Effective October 26, 2011, we extended the maturity of our Credit Agreement (the "Credit Agreement") with Bank of America, N.A., as lender (the "Lender").  The Credit Agreement provides for a $75,000,000 revolving credit facility (the "Credit Facility"), of which up to $5,000,000 may be utilized for letters of credit.

Borrowings bear interest at either (i) the Eurodollar rate plus 0.70% or (ii) the prime rate.  Letter of credit fees are equal to 0.70% times the maximum amount available to be drawn under outstanding letters of credit.  The rates and fees are unchanged from those in effect prior to the extension.

Commitment fees are payable on the daily unused portion of the Credit Facility at a rate of twenty (20) basis points per annum.  NHC is permitted to prepay the loans outstanding under the Credit Facility at any time, without penalty.

The Credit Facility matures on October 25, 2012.  Between 90 and 120 days prior to the maturity date, NHC may request the extension of the maturity date.  If the Lender elects to consent to such extension, subject to certain conditions, the maturity date will be extended to the date which is 364 days after the then maturity date.

NHC’s obligations under the Credit Agreement are guaranteed by certain NHC subsidiaries and are secured by pledges by NHC and the guarantors of (i) 100% of the equity interests of domestic subsidiaries and (ii) up to 65% of the voting equity interests and 100% of the non-voting equity interests of foreign subsidiaries, in each case, held by NHC or the guarantors.

The Credit Agreement contains customary representations and warranties, and covenants, including covenants that restrict, among other things, asset dispositions, mergers and acquisitions, dividends, restricted payments, debt, liens, investments and affiliate transactions.  The Credit Agreement contains customary events of default.

The Credit Facility is available for general corporate purposes, including working capital and acquisitions.

The aggregate maturities of long-term debt and debt serviced by other parties for the five years subsequent to December 31, 2011 are as follows:

Long-Term Debt
(in thousands)
2012	$ −
2013	−
2014	−
2015	−
2016	−
Thereafter	10,000
Total	$10,000

Lease Commitments

Operating expenses for the years ended December 31, 2011, 2010, and 2009 include expenses for leased premises and equipment under operating leases of $39,736,000, $38,086,000, and $37,332,000, respectively.  See Note 2 for the approximate future minimum rent commitments on non-cancelable operating leases with NHI.

Note 13 - Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
Note 13 - Income Taxes

The provision for income taxes is comprised of the following components:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Current Tax Provision
Federal	$29,311	$23,734	$18,251
State	3,131	2,953	5,743
	32,442	26,687	23,994
Deferred Tax Provision
Federal	1,220	1,386	2,950
State	145	199	663
	1,365	1,585	3,613
Income Tax Provision	$33,807	$28,272	$27,607

The deferred tax assets and liabilities, consisting of temporary differences tax effected at the respective income tax rates, are as follows:

	December 31,
	2011	2010
	(in thousands)
Current deferred tax asset:
Allowance for doubtful accounts receivable	$1,174	$1,300
Accrued expenses	7,946	7,580
	9,120	8,880
Current deferred tax liability:
Unrealized gains on marketable securities	(22,058)	(22,011)
Other	(1,588)	(1,055)
	(23,646)	(23,066)
Net current deferred tax liability	$(14,526)	$(14,186)

Noncurrent deferred tax asset:
Financial reporting depreciation in excess of tax depreciation	$968	$2,373
Deferred gain on sale of assets (net)	(3,135)	(3,135)
Tax basis intangible asset in excess of financial reporting basis	968	1,574
Stock-based compensation	1,283	1,031
Other	157	68
Accrued expenses	2,129	2,394
Deferred revenue	7,797	7,695
Net noncurrent deferred tax asset	$10,167	12,000

A reconciliation of income tax expense and the amount computed by applying the statutory federal income tax rate to income before income taxes is as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Tax provision at federal statutory rate	$34,258	$28,338	$23,680

Increase (decrease) in income taxes resulting from:
State, net of federal benefit	3,185	2,897	2,801
Nondeductible expenses	188	169	153
Insurance expense	26	(133)	108
Other, net	57	62	(614)
Unrecognized tax benefits	85	660	3,032
Expiration of statute of limitations	(3,992)	(3,721)	(1,553)
	(451)	(66)	3,927
Effective income tax expense	$33,807	$28,272	$27,607

The exercise of non-qualified stock options results in state and federal income tax benefits to the Company related to the difference between the market price at the date of exercise and the option exercise price.  During 2011, 2010 and 2009, $(52,000), $154,000, and $1,566,000, respectively, attributable to the tax benefit of stock options exercised and restricted stock, was credited to additional paid-in capital.

Our deferred tax assets have been evaluated for realization based on historical taxable income, tax planning strategies, the expected timing of reversals of existing temporary differences and future taxable income anticipated.  Our deferred tax assets are more likely than not to be realized in full due to the existence of sufficient taxable income of the appropriate character under the tax law.  As such, there is no need for a valuation allowance.

Uncertain tax positions may arise where tax laws may allow for alternative interpretations or where the timing of recognition of income is subject to judgment.  We believe we have adequate provisions for unrecognized tax benefits related to uncertain tax positions.  However, because of uncertainty of interpretation by various tax authorities and the possibility that there are issues that have not been recognized by management, we cannot guarantee we have accurately estimated our tax liabilities.  We believe that our liabilities reflect the anticipated outcome of known uncertain tax positions in conformity with ASC Topic 740 Income Taxes.  Our liabilities for unrecognized tax benefits are presented in the consolidated balance sheets within Other Noncurrent Liabilities.

Also under ASC Topic 740, tax positions are evaluated for recognition using a more–likely–than–not threshold, and those tax positions requiring recognition are measured at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information.

In accordance with current guidance, the Company has established a liability for unrecognized tax benefits, which are differences between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this Interpretation.  Generally a liability is created for an unrecognized tax benefit because it represents a company’s potential future obligation to a taxing authority for a tax position that was not recognized per above.

           A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Deferred Tax Asset	Liability For Unrecognized Tax Benefits	Liability For Interest and Penalties	Liability Total
Balance, December 31, 2008	$7,694	$11,427	$4,380	$15,807
Additions based on tax positions related to the current year	323	4,558	487	5,045
Additions for tax positions of prior years	3,877	2,231	1,103	3,334
Reductions for statute of limitation expirations	−	(941)	(612)	(1,553)
Balance, December 31, 2009	11,894	17,275	5,358	22,633
Additions based on tax positions related to the current year	−	1,094	144	1,238
Reductions for tax positions of prior years	(1,510)	(1,356)	67	(1,289)
Reductions for statute of limitation expirations	(295)	(2,502)	(1,219)	(3,721)
Balance, December 31, 2010	10,089	14,511	4,350	18,861
Additions based on tax positions related to the current year	−	1,452	183	1,635
Additions for tax positions of prior years	(70)	189	(449)	(260)
Reductions for statute of limitation expirations	(93)	(2,387)	(1,605)	(3,992)
Balance, December 31, 2011	$9,926	$13,765	$2,479	$16,244

During the year ended December 31, 2011, we have recognized a $2,387,000 decrease in unrecognized tax benefits (including $-0- of temporary differences and $2,387,000 of permanent differences) and an accompanying $1,605,000 decrease of related interest and penalties due to the effect of statute of limitations lapse.  The favorable impact on our tax provision was $3,992,000 composed of $2,387,000 tax and $1,605,000 interest and penalties on permanent differences and $-0- interest and penalties on temporary differences.

At December 31, 2011, we had $13,765,000 of unrecognized tax benefits, composed of $9,308,000 of deferred tax assets and $4,457,000 of permanent differences.  Accrued interest and penalties of $2,479,000 related to unrecognized tax benefits at December 31, 2011.  Unrecognized tax benefits of $4,457,000, net of federal benefit, at December 31, 2011, attributable to permanent differences, would favorably impact our effective tax rate if recognized.  Accrued interest and penalties of $1,650,000 relate to these permanent differences at December 31, 2011.  We do not expect to recognize significant increases or decreases in unrecognized tax benefits within the twelve months beginning December 31, 2011, except for the effect of decreases related to the lapse of statute of limitations estimated at $2,310,000, composed of temporary differences of $-0-, and permanent differences of $2,310,000.  Interest and penalties of $662,000 relate to these permanent difference changes within 12 months beginning December 31, 2011.

During the year ended December 31, 2010, we have recognized a $2,502,000 decrease in unrecognized tax benefits (including $-0- of temporary differences and $2,502,000 of permanent differences) and an accompanying $1,219,000 decrease of related interest and penalties due to the effect of statute of limitations lapse.  The favorable impact on our tax provision was $3,721,000 composed of $2,502,000 tax and $1,219,000 interest and penalties on permanent differences and $-0- interest and penalties on temporary differences.

At December 31, 2010, we had $14,511,000 of unrecognized tax benefits, composed of $9,048,000 of deferred tax assets and $5,463,000 of permanent differences.  Accrued interest and penalties of $4,350,000 related to unrecognized tax benefits at December 31, 2010.  Unrecognized tax benefits of $5,463,000, net of federal benefit, at December 31, 2010, attributable to permanent differences, would favorably impact our effective tax rate if recognized.  Accrued interest and penalties of $1,931,000 relate to these permanent differences at December 31, 2010.

           During the year ended December 31, 2009, we recognized a $941,000 decrease in unrecognized tax benefits (including $-0- of temporary differences and $941,000 of permanent differences) and an accompanying $612,000 decrease of related interest and penalties due to the effect of statute of limitations lapse.  The favorable impact of our tax provision was $1,553,000 composed of $941,000 tax and $612,000 interest and penalties on permanent differences and $-0- interest and penalties on temporary differences.

At December 31, 2009, we had $17,275,000 of unrecognized tax benefits, composed of $10,618,000 of deferred tax assets and $6,658,000 of permanent differences.  Accrued interest and penalties payable of $5,358,000 relate to unrecognized tax benefits at December 31, 2009.  Unrecognized tax benefits of $6,658,000, net of federal benefit, at December 31, 2009, attributable to permanent differences, would favorably impact our effective tax rate if recognized.  Accrued interest and penalties of $2,489,000 relate to these permanent differences at December 31, 2009.

Interest and penalties expense related to U.S. federal and state income tax returns are included within income tax expense.  Interest and penalties expense (benefit) was $(1,871,000); $(1,008,000); and $978,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

The Company is no longer subject to U.S. federal and state examinations by tax authorities for years before 2008 (with few state exceptions).  Currently, there are no U.S. federal and one state return under examination.

Note 14 - Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Note 14 - Stock-Based Compensation

NHC recognizes stock-based compensation for all stock options and restricted stock granted over the requisite service period using the fair value for these grants as estimated at the date of grant either using the Black-Scholes pricing model for stock options or the quoted market price for restricted stock.

The 2005 and 2010 Stock-Based Compensation Plans

The Compensation Committee of the Board of Directors ("the Committee") has the authority to select the participants to be granted options; to designate whether the option granted is an incentive stock option ("ISO"), a non–qualified option, or a stock appreciation right; to establish the number of shares of common stock that may be issued upon exercise of the option; to establish the vesting provision for any award; and to establish the term any award may be outstanding.  The exercise price of any ISO’s granted will not be less than 100% of the fair market value of the shares of common stock on the date granted and the term of an ISO may not be any more than ten years.  The exercise price of any non–qualified options granted will not be less than 100% of the fair market value of the shares of common stock on the date granted unless so determined by the Committee.

In May 2005, our stockholders approved the 2005 Stock Option, Employee Stock Purchase, Physician Stock Purchase and Stock Appreciation Rights Plan ("the 2005 Plan") pursuant to which 1,200,000 shares of our common stock were available to grant as stock-based payments to key employees, directors, and non-employee consultants.  At December 31, 2011, 30,000 shares were available for future grants under the 2005 Plan.

In May 2010, our stockholders approved the 2010 Omnibus Equity Incentive Plan ("the 2010 Plan") pursuant to which 1,200,000 shares of our common stock were available to grant as stock-based payments to key employees, directors, and non-employee consultants.  At December 31, 2011, 534,048 shares were available for future grants under the 2010 Plan.

Under both the 2005 and 2010 Plans, the individual restricted stock and option grant awards vest over periods up to five years.  The term of the options outstanding under both Plans is five years from the date of the grant.  Our policy is to issue new shares to satisfy option exercises.

Additionally, we have an employee stock purchase plan that allows employees to purchase our shares of stock through payroll deductions.  The plan allows employees to terminate participation at any time.

Compensation expense is recognized only for the awards that ultimately vest.  Stock-based compensation totaled $2,751,000, $321,000, and $1,134,000 for the years ended December 31, 2011, 2010, and 2009, respectively.  The expense for the 2011 year consisted of $2,545,000 for stock options and $206,000 for restricted stock.  Stock-based compensation expense for the 2011 year increased $1,462,000 due to the Company granting 1,200,000 options to purchase shares of stock in March 2011.  The vesting period for these options is five years and expires February 2016.  The expense for the 2011 year also increased $771,000 due to the Company choosing to accelerate the vesting date of options to purchase 158,000 shares of stock that were granted in June 2010.  The options had an original vesting date in June 2015.  Tax deductions totaled $1,054,000, $691,000, and $9,057,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

At December 31, 2011, we had $7,972,000 of unrecognized compensation cost related to unvested stock-based compensation awards, which consisted of $7,279,000 for stock options and $693,000 for restricted stock.  This expense will be recognized over the remaining weighted average vesting period, which is approximately 4.2 years for stock options and 1.8 years for restricted stock.  Stock-based compensation is included in salaries, wages and benefits in the consolidated statements of income.

Stock Options

The Company is required to estimate the fair value of stock-based awards on the date of grant.  The fair value of each option award is estimated using the Black–Scholes option valuation model with the weighted average assumptions indicated in the following table.  Each grant is valued as a single award with an expected term based upon expected employment and termination behavior.  Compensation cost is recognized over the requisite service period in a manner consistent with the option vesting provisions.  The straight–line attribution method requires that compensation expense is recognized at least equal to the portion of the grant–date fair value that is vested at that date.  The expected volatility is derived using weekly historical data for periods immediately preceding the date of grant.  The risk–free interest rate is the approximate yield on the United States Treasury Strips having a life equal to the expected option life on the date of grant.  The expected life is an estimate of the number of years an option will be held before it is exercised.  The following table summarizes the assumptions used to value the options granted in the periods shown.

	Year Ended December 31,
	2011	2010	2009
Risk-free interest rate	2.02%	1.88%	0.96%
Expected volatility	23.7%	25.3%	29.1%
Expected life, in years	4.8 years	4.5 years	2.0 years
Expected dividend yield	3.62%	3.55%	2.99%
Expected forfeiture rate	0.00%	0.00%	0.00%

The following table summarizes option activity:

	Number of Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value
Options outstanding at December 31, 2008	992,196	$30.55	$	−
Options granted	113,914	37.37		−
Options exercised	(685,805)	22.44		−
Options cancelled	(35,000)	55.00		−
Options outstanding at December 31, 2009	385,305	44.78		−
Options granted	180,485	35.55		−
Options exercised	(72,149)	36.69		−
Options cancelled	(21,314)	32.01		−
Options outstanding at December 31, 2010	472,327	43.07		−
Options granted	1,264,719	46.58		−
Options exercised	(224,969)	37.30		−
Options cancelled	(30,000)	44.25		−
Options outstanding at December 31, 2011	1,482,077	$46.92		$258,000

Options exercisable	282,077	$47.89		$258,000

Options Outstanding December 31, 2011	Exercise Prices	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life in Years
61,457	$37.70	$37.70	2.3
1,245,000	$45.80 - $46.69	$46.66	4.2
175,620	$51.50 - $52.50	$51.99	0.8
1,482,077		$46.84	3.7

At December 31, 2011, 282,077 options outstanding are exercisable.  Exercise prices on the options range from $37.70 to $52.50.  The weighted average remaining contractual life of all options outstanding at December 31, 2011 is 3.7 years.  The total intrinsic value of shares exercised during the year ended December 31, 2011 was $1,188,000.

Restricted Stock

The following table summarizes our restricted stock activity:

	Number of Shares	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value
Unvested restricted shares at December 31, 2009	–	$–	–
Award shares granted	30,000	34.46	–
Award shares vested	–	–	–
Unvested restricted shares at December 31, 2010	30,000	34.46	–
Award shares granted	–	–	–
Award shares vested	6,000	34.46	–
Unvested restricted shares at December 31, 2011	24,000	$34.46	$179,000

The weighted average remaining contractual life of restricted stock at December 31, 2011 is 1.8 years.

Note 15 - Contingencies and Guarantees	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Text Block]
Note 15 - Contingencies and Guarantees

Accrued Risk Reserves

           We are self-insured for risks related to health insurance and have wholly-owned limited purpose insurance companies that insure risks related to workers’ compensation and general and professional liability insurance claims both for our owned or leased entities and certain of the entities to which we provide management or accounting services.  The liability we have recognized for reported claims and estimates for incurred but unreported claims totals $98,732,000 and $105,549,000 at December 31, 2011 and 2010, respectively.  This liability is classified as current based on the uncertainty regarding the timing of potential payments.  The liability is included in accrued risk reserves in the consolidated balance sheets.  The amounts are subject to adjustment for actual claims incurred.  It is possible that these claims plus unasserted claims could exceed our insurance coverages and our reserves, which would have a material adverse effect on our financial position, results of operations and cash flows.

As a result of the terms of our insurance policies and our use of wholly-owned limited purpose insurance companies, we have retained significant insurance risk with respect to workers’ compensation and general and professional liability.  We use independent actuaries to estimate our exposures for claims obligations (for both asserted and unasserted claims) related to deductibles and exposures in excess of coverage limits, and we maintain reserves for these obligations.  Such estimates are based on many variables including historical and statistical information and other factors.

Workers’ Compensation

For workers’ compensation, we utilize a wholly-owned Tennessee domiciled property/casualty insurance company to write coverage for NHC affiliates and for third-party customers.  Policies are written for a duration of twelve months and cover only risks related to workers’ compensation losses.  All customers are companies which operate in the long-term care industry.  Business is written on a direct basis.  For direct business, coverage is written for statutory limits and the insurance company’s losses in excess of $1,000,000 per claim are covered by reinsurance.

For these workers’ compensation insurance operations, the premium revenues reflected in the consolidated financial statements as other revenues for 2011, 2010 and 2009, respectively, are $4,910,000, $5,122,000, and $2,687,000.  Associated losses and expenses are reflected in the consolidated financial statements as Salaries, wages and benefits.

General and Professional Liability Lawsuits and Insurance

The long term care industry has experienced significant increases in both the number of personal injury/wrongful death claims and in the severity of awards based upon alleged negligence by nursing facilities and their employees in providing care to residents.  As of December 31, 2011, we and/or our managed centers are currently defendants in 30 such claims covering the years 2005 through December 31, 2011.

In 2002, due to the unavailability and/or prohibitive cost of third-party professional liability insurance coverage, we established and capitalized a wholly-owned licensed liability insurance company incorporated in the Cayman Island, for the purpose of managing our losses related to these risks.  Thus, since 2002, insurance coverage for incidents occurring at all NHC owned providers, and most providers managed by us, is provided through this wholly-owned insurance company.

Insurance coverage for all years includes both primary policies and excess policies.  Beginning in 2003, both primary and excess coverage is provided through our wholly-owned insurance company.  The primary coverage is in the amount of $1.0 million per incident, $3.0 million per location with an annual primary policy aggregate limit that is adjusted on an annual basis.  The excess coverage is $7.5 million annual excess in the aggregate applicable to years 2005-2007, $9.0 million annual excess in the aggregate for years 2008-2010 and $4.0 million excess per occurrence for 2011.

Beginning in 2008 and continuing through 2011, additional insurance is purchased through third party providers that serve to supplement the coverage provided through our wholly-owned captive insurance company.

For these professional liability insurance operations, the premium revenues reflected in the consolidated financial statements as other revenues for 2011, 2010 and 2009, respectively, are $4,383,000, $4,443,000, and $4,646,000.  Associated losses and expenses including those for self-insurance are included in the consolidated financial statements as other operating costs and expenses.

Debt Guarantees

At December 31, 2011, no agreement to guarantee the debt of other parties exists.

Other Matters

On July 24, 2009, the Company received a civil investigative demand from the Tennessee Attorney General’s Office, requesting production of documents related to NHC’s business relationships with non-profit entities.  The Company has responded to the demand and complied as required with the terms of the demand.

Note 16 - Equity Method Investment in Caris HealthCare, L.P.	12 Months Ended
Dec. 31, 2011
Equity Method Investments Disclosure [Text Block]
Note 16 – Equity Method Investment in Caris HealthCare, L.P.

As of December 31 2011, we have a 64.4% non-controlling ownership interest in Caris, a business that specializes in hospice care services in NHC owned health care centers and in other settings.  At December 31, 2011, we acquired an additional 7.5% limited partnership interest in Caris, which increased our non-controlling ownership interest from 56.9% to 64.4%.  Effective January 1, 2012, we acquired an additional 2.7% limited partnership interest in Caris, which will bring our total non-controlling ownership interest to 67.1%.  See Note 17 for further disclosure of our acquisitions in Caris.

The carrying value of our investment is $18,912,000 and $12,797,000 at December 31, 2011 and 2010, respectively.  The carrying amounts are included in Investments in limited liability companies and other in the consolidated balance sheets.  Summarized financial information of Caris for the years ended December 31, 2011, 2010, and 2009 is provided below.

	December 31,
	2011	2010	2009
	( in thousands)
Current assets	$18,209	$20,257	$27,289
Noncurrent assets	1,142	599	816
Liabilities	7,814	7,988	7,563
Partners’ capital	11,537	12,868	20,542
Revenue	44,454	43,896	44,086
Expenses	28,055	26,200	26,929
Net income	16,399	17,696	17,157

Consolidation Considerations

Due to our increased ownership percentage in Caris during the 2011 and 2010 years, we have considered whether Caris should be consolidated by NHC under the guidance provided in ASC Topic 810, Consolidation.  We do not consolidate Caris because (1) Caris’ equity at risk is sufficient to finance its activities without additional subordinated financial support, (2) the general partner of the Partnership has the power to direct the activities that most significantly impact the economic performance of Caris, and (3) the equity holders of Caris possess the characteristics of a controlling financial interest, including voting rights that are proportional to their economic interests.  Supporting the assertions above is the following:  (1) the ownership percentage of the general partner did not change and remains equally divided between NHC and another party, (2) the general partner manages and controls the Partnership with full and complete discretion, and (3) the limited partners have no right or power to take part in the control of the business of the Partnership, which is where our ownership percentage increase occurred.

Note 17- Acquisitions of Healthcare Centers, Homecare and Hospice Businesses	12 Months Ended
Dec. 31, 2011
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Note 17- Acquisitions of Healthcare Centers, Homecare and Hospice Businesses

Current Year Acquisition

At December 31, 2011, we entered into an agreement with Caris and other related agreements with Caris and Norman C. McRae ("McRae") in which we acquired an additional 7.5% limited partnership interest in Caris from McRae in exchange for $7,500,000.  The additional limited partnership interest brings our total ownership in Caris from 56.9% to 64.4% at December 31, 2011.  Among the related agreements is also an option to purchase an additional 7.5% limited partnership interest in Caris from McRae for $7,500,000 on or before December 31, 2012.  Furthermore, on January 1, 2012, NHC assigned its membership interest in Solaris Hospice to Caris in exchange for an additional 2.7% limited partnership interest.  As a result of these two agreements, NHC will be a 67.1% limited partner of Caris effective January 1, 2012.

Prior Year Acquisitions

On December 1, 2010, we purchased certain assets and assumed certain liabilities of two 120-bed skilled nursing and rehabilitation facilities in Macon, Missouri and Osage Beach, Missouri.  The consideration we gave for the purchase was the outstanding first mortgage bonds of the centers that were held by us.  The first mortgage bonds had a face value of approximately $4,500,000 but had previously been written down.  Therefore, as a result of acquiring the properties, we recorded a recovery of assets in the amount of $3,563,000 as of December 31, 2010. The recovery of assets is classified as non-operating income in the consolidated statements of income.   The operating results of the two facilities have been included in the consolidated financial statements since December 1, 2010, the acquisition date.

Also on December 1, 2010, we entered into an operating agreement to lease a 120-bed skilled nursing and rehabilitation facility in Springfield, Missouri.  The terms of the lease include a ten year lease and include five additional, five year lease options as well as a purchase option.  Although we signed an operating agreement to lease the facility, the lease and financial consideration given was structured in a way such that the owner of the real estate is considered a variable interest entity for which we have determined NHC to be the primary beneficiary.  Therefore, in accordance with ASC Topic 810, Consolidation, we have recorded the real property of the facility, as well as the operating results, in our consolidated financial statements effective December 1, 2010 and for the year ended December 31, 2011.  We recorded financial assets in the amount of $4,500,000 for land, building and improvements related to the real property.  See Note 18 for additional disclosure regarding the variable interest entity.

On May 1, 2010, we purchased for $14,850,000 in cash certain assets and assumed certain liabilities of three homecare programs located in South Carolina.  The three homecare programs are licensed in five South Carolina counties.  ASC Topic 805, Business Combinations, states the purchase price should be allocated based upon the fair value of the identifiable assets acquired and liabilities assumed with the excess of the fair value of the consideration provided over the fair value of the identifiable assets and liabilities recorded as goodwill.  As a result of the acquisition, we recorded $14,342,000 as goodwill, all of which is expected to be fully deductible as amortized for income tax purposes.  The operating results of the three homecare programs have been included in the consolidated financial statements since May 1, 2010, the acquisition date.

The operating results for the acquisitions described above are included in the consolidated statements of income from their respective acquisition dates.  Pro forma disclosures related to the acquisitions are not material.

Note 18 - Variable Interest Entity	12 Months Ended
Dec. 31, 2011
Variable Interest Entity, Similar Entity Aggregation, Description
Note 18 – Variable Interest Entity

Accounting guidance requires that a variable interest entity (“VIE”), according to the provisions of ASC Topic 810, Consolidation, must be consolidated by the primary beneficiary.  The primary beneficiary is the party that has both the power to direct activities of a VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE.  We perform ongoing qualitative analysis to determine if we are the primary beneficiary of a VIE.  At December 31, 2011, we are the primary beneficiary of one VIE and therefore consolidate that entity.

Springfield, Missouri Lease

On December 1, 2010, we signed an operating agreement to lease Springfield Rehabilitation and Heath Care Center, a 120-bed skilled heath care center located in Springfield, Missouri.  The terms of the lease include a ten year lease and include five additional, five year lease options as well as a purchase option.  The operating lease agreement was established on the same date third party owners purchased the real estate of the 120-bed skilled health care center.  The third party owners purchased the real estate for $4,500,000, which is the amount NHC loaned the owners to purchase the facility under the terms of the lease agreement and the mortgage note.  The risks and rewards associated with the operations of the health care center and any appreciation or deprecation in the value of the real estate of the facility is borne by NHC.  At December 31, 2011 and 2010, the $4,500,000 mortgage note receivable from the third party owners is eliminated in our consolidated financial statements.  Land and buildings and improvements of $4,500,000 have been recorded in our consolidated financial statements, as well as the operations of the center since December 1, 2010, because we are the primary beneficiary in the relationship.

Note 19 - Series A Convertible Preferred Stock	12 Months Ended
Dec. 31, 2011
Series A Convertibel Preferred Stock [Text Block]
Note 19 - Series A Convertible Preferred Stock

On October 31, 2007, NHC issued $170,555,000 of NHC Series A Convertible Preferred Stock (the "Preferred Stock") with a liquidation preference of $15.75.  Each share of the Preferred Stock is entitled to annual preferred dividends of $0.80 per share.  Dividends on the Preferred Stock are cumulative.

The Preferred Stock, which is listed on the NYSE Amex exchange with the symbol "NHC.PRA", is convertible at any time at the option of the stockholder into NHC common stock at a conversion price of $65.07.  Each share of the Preferred Stock will be convertible into 0.24204 of a share of NHC common stock.  After the fifth anniversary of the closing date, NHC will have the option to redeem the Preferred Stock, in whole or in part, for $15.75 cash per share (plus accrued but unpaid dividends); provided that the Preferred Stock will not be redeemable prior to the eighth anniversary of the closing date unless the average closing price for NHC common stock for 20 trading sessions equals or exceeds the conversion price.  The conversion price will be adjusted to reflect any future NHC common stock splits or stock dividends.

Note 20 - Series B. Junior Participating Preferred Stock	12 Months Ended
Dec. 31, 2011
Series B Junior Participating Preferred Sock [Text Block]
Note 20 – Series Junior Participating Preferred Stock

On August 2, 2007, the NHC Board of Directors approved the adoption of a stockholder rights plan and declared a dividend distribution of one right (a "Right") for each outstanding share of NHC common stock to stockholders of record at the close of business on August 2, 2007. Each Right entitles the registered holder to purchase from NHC a unit consisting of one one-ten thousandth of a share of Series B Junior Participating Preferred Stock, $0.01 par value at a purchase price of $250 per Unit, subject to adjustment. The description and terms of the Rights are set forth in a rights agreement between NHC and Computershare Trust Company, N.A., as rights agent, dated as of August 2, 2007, as may be amended, restated or otherwise modified from time to time.  No shares have been issued pursuant to this stockholder rights plan.

Note 21 - Selected Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information [Text Block]
Note 21 - Selected Quarterly Financial Data

(unaudited, in thousands, except per share amounts)

The following table sets forth selected quarterly financial data for the two most recent fiscal years.

2011	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Net Operating Revenues	$192,948	$190,783	$197,064	$192,742
Income Before Non-Operating Income	25,881	17,040	17,944	16,481
Non-Operating Income	4,561	5,155	5,140	5,677
Net Income	18,724	13,611	17,211	14,526
Preferred Dividends	2,168	2,168	2,167	2,168
Net Income Available to Common Stockholders	16,556	11,443	15,044	12,358
Basic Earnings Per Share	1.21	.83	1.09	.89
Diluted Earnings Per Share	1.15	.83	1.05	.88

2010	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Net Operating Revenues	$173,324	$176,922	$178,551	$191,856
Income Before Non-Operating Income	12,239	14,618	14,270	16,500
Non-Operating Income	4,575	4,959	5,424	8,382
Net Income	10,407	11,850	15,083	15,355
Preferred Dividends	2,168	2,168	2,169	2,168
Net Income Available to Common Stockholders	8,239	9,682	12,914	13,187
Basic Earnings Per Share	.60	.70	.95	.97
Diluted Earnings Per Share	.60	.70	.95	.97